UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

Hanmi Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A
Los Angeles, California 90010
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

Hanmi Financial Corporation is filing the slide presentation that it intends to present to institutional investors at the Sandler O’Neill Conference on March 5, 2012. The slides are included as Exhibit 99.1 to this report. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Hanmi Financial Corporation slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012	HANMI FINANCIAL CORPORATION

	By:	/s/ Jay S. Yoo
Name: Jay S. Yoo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Hanmi Financial Corporation slide presentation